Exhibit 10.2

PIER 1 UMBRELLA TRUST

AMENDMENT NO. 1

This Amendment No. 1 (“Amendment”) is made to the Pier 1 Umbrella Trust dated December 21, 2005 (the “Trust Agreement”) by and between Pier 1 Imports, Inc., Pier 1 Imports (U.S.), Inc., and Pier 1 Services Company on the one hand, and Wachovia Bank National Association, on the other hand.  This Amendment No. 1 is made effective January 1, 2009.

RECITALS

This Amendment is entered into with reference to the following facts:

A.                                   The Trust Agreement may be amended pursuant to Section 7.02-1 without the Written Consent of Participants if such amendment is necessary to comply with any laws, regulations or other legal requirements.

B.                                     The Company and the Trustee now desire to amend the Trust Agreement in order to comply with the requirements of Section 409A of the Code and the final Treasury regulations promulgated thereunder.

AGREEMENT

The Company and the Trustee hereby agree:

1.                                       The Company and the Trustee incorporate the above recitals into this Amendment and affirm such recitals are true and correct.  All capitalized terms used in this Amendment, unless specifically defined herein, have the same meanings attributed to them in the Trust Agreement.

2.                                       Except as amended by this Amendment, the Trust Agreement remains unchanged and in full force and effect.  If there is any conflict between the provisions of the Trust Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.

3.                                       The following sentence is hereby added to the end of Section 3.03-1 of the Trust Agreement:

“In the event of any payment by the Trustee pursuant to this paragraph, the Trustee shall act in accordance with the terms of the subject Plan with respect to the timing and form of benefit payment.”

IN WITNESS WHEREOF, the Company and the Trustee have caused this Amendment No.1 to be executed by their respective duly authorized officers effective January 1, 2009.

PIER 1 IMPORTS (U.S.), INC.,	PIER 1 IMPORTS, INC.,
a Delaware corporation	a Delaware corporation

By:	By:
Its: Executive Vice President	Its: Executive Vice President
Date: December , 2008	Date: December , 2008

TRUSTEE:
PIER 1 SERVICES COMPANY,	WACHOVIA BANK NATIONAL
a Delaware statutory trust	ASSOCIATION

By: Pier 1 Holdings, Inc.,
Its Managing Trustee

By:	By:
Its: Executive Vice President	Its:
Date: December , 2008	Date: December , 2008